SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 14, 2003


                              TAG-IT PACIFIC, INC.
               (Exact Name of Registrant as Specified in Charter)


            Delaware                   1-13669                   95-4654481
(State or Other Jurisdiction         (Commission                 (IRS Employer
      of Incorporation)             File Number)             Identification No.)


                         21900 Burbank Blvd., Suite 270
                            Woodland Hills, CA 91367


                    (Address of Principal Executive Offices)


                                 (818) 444-4100
                         (Registrant's Telephone Number)


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits

                  99.1 Press release dated August 14, 2003, announcing financial results for the quarter and six months ended June 30, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 14, 2003, Tag-It Pacific, Inc. (the "Registrant") issued a press release announcing its financial results for the quarter and six months ended June 30, 2003. A copy of the press release is being furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

The  information  in this report  shall not be deemed  "filed"  for  purposes of
Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 18, 2003                              TAG-IT PACIFIC, INC.


                                             By:        /s/ Ronda Sallmen
                                                      ------------------------
                                                      Ronda Sallmen
                                                      Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit
Number        Description
-------       -----------
99.1          Press release dated August 14, 2003,  announcing financial results for the quarter and six months ended June 30, 2003.


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